Wells, Pipelines, Properties, Plant and Equipment, Net - Assumptions to Determine Net Present Value of Reserves Long Lived Assets (Detail) - Pemex Industrial Transformation - MXN ($)	9 Months Ended
	Sep. 30, 2022	Sep. 30, 2021
Disclosure of significant unobservable inputs used in fair value measurement of assets [line items]
Average crude oil price	$ 58,640	$ 54,990
Average gas price	4,850	4,700
Average condensates price	$ 64,980	$ 64,290
Discount rate	7.21%	5.90%